UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2016

Contravir Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36856	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

399 Thornall Street, First Floor

Edison, NJ 08837

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2016,  ContraVir Pharmaceuticals, Inc. (the “Company”) appointed Tamar Howson as a director of the Company, effective immediately.  Ms. Howson does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.  There is no understanding or arrangement between Ms. Howson and any other person pursuant to which Ms. Howson was selected as a director.  There are no transactions in which Ms. Howson has an interest requiring disclosure under Item 404(a) of Regulation S-K.  In connection with her appointment, Ms. Howson received an option to purchase 45,000 shares of the Company’s common stock exercisable at $2.01 per share, the closing price of the Company’s common stock on the Nasdaq Capital Market on December 13, 2016.  The options vest over three (3) years in 3 annual installments beginning on the one year anniversary of the date of issuance.

A copy of the press release announcing the appointment of Ms. Howson is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On December 14, 2016, the Company held its 2016 Annual Meeting of Stockholders (the “Meeting”).

As of October 28, 2016, the record date for the Meeting, there were  62,740,020 shares of our common stock outstanding (including 3,468,454 shares of common stock issuable upon conversion of the Series A Preferred Stock).

At the Meeting, the stockholders voted on the following three proposals and cast their votes as follows:

1. To elect the six (6) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified including Gary S. Jacob, James Sapirstein, John P. Brancaccio, Arnold Lippa, Thomas Adams and Timothy Block.

Name	Votes For	Votes Against	Votes Abstained
Gary S. Jacob	27,754,477	0	80,803
James Sapirstein	27,735,043	0	100,237
John P. Brancaccio	26,881,259	0	954,021
Arnold Lippa	27,207,185	0	628,095
Thomas Adams	27,738,441	0	96,839
Timothy Block	27,462,033	0	373,247

2. To ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2017.

Votes For	Votes Against	Votes Abstained
37,368,650	101,330	40,585

3. To approve an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 6,500,000 to 7,700,000.

Votes For	Votes Against	Votes Abstained
27,012,797	796,440	26,043

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

99.1                                                                        ContraVir Pharmaceuticals, Inc. Press Release dated December 15, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 15, 2016
CONTRAVIR PHARMACEUTICALS, INC.

		By:	/s/ James Sapirstein
James Sapirstein
Chief Executive Officer